EXHIBIT 10.1

Securities  Purchase  Agreement

     SECURITIES  PURCHASE  AGREEMENT

     This Securities Purchase Agreement (the "Agreement"), dated as of the 1st day of October, 2006 by and between AVENTURA HOLDINGS, INC., a Florida corporation ("AVENTURA"), and OHIO FUNDING GROUP, INC., a Michigan corporation ("OHIO FUNDING"), together with its controlling shareholder, HORVATH HOLDINGS, LLC, a Michigan limited liability company ("HORVATH"), and made with reference to the following:

A. AVENTURA is a publicly held corporation organized under the laws of the State of Florida;

B. HORVATH is a privately held limited liability company organized under the laws of the State of Michigan and a controlling shareholder of OHIO FUNDING;

C. OHIO FUNDING is a privately held corporation organized under the laws of the State of Michigan and has authorized capital stock of Fifty Thousand (50,000) common shares, no par value, of which One Thousand (1,000) shares are issued and outstanding;

D. The Managers of HORVATH have deemed it advisable and in the best interests of HORVATH to partially exercise the Class A Common Stock Purchase Warrant issued to HORVATH on May 16, 2006 by AVENTURA ("Warrant"); and

E. Pursuant to the terms of the Warrant, AVENTURA, HORVATH and OHIO FUNDING propose to enter into this Agreement which provides among other things that Two Hundred Million (200,000,000) shares of common stock of AVENTURA be acquired by HORVATH in exchange for HORVATH'S assignment to AVENTURA of Thirty Percent (30%) of the outstanding shares of OHIO FUNDING with an agreed value of One Hundred Thousand Dollars ($100,000) (being the "Purchase Price"), as more fully described in the Agreement.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE 1
                                 THE ACQUISITION

1.1 PURCHASE AND SALE OF SHARES. At the "Closing" (as hereinafter defined), AVENTURA shall assign and sell to HORVATH and HORVATH shall purchase from AVENTURA Two Hundred Million (200,000,000) shares its duly authorized but unregistered (and exempt from registration) shares of common stock of AVENTURA (the "Aventura Shares") in exchange for payment of the "Purchase Price" (as hereinafter defined).

1.2 PURCHASE PRICE. Pursuant to the terms of the Warrant, the Purchase Price shall equal HORVATH'S assignment to AVENTURA of Three Hundred (300) common shares, which represents Thirty Percent (30%) of the outstanding shares of OHIO FUNDING, with an agreed value of one hundred thousand dollars ($100,000) (the "Ohio Funding Shares"). AVENTURA shall deliver the Aventura Shares to HORVATH for the Purchase Price and HORVATH shall deliver the Ohio Funding Shares to AVENTURA.

1.3 Following the Closing, there will be a total of Three Billion Forty Three Million Four Hundred and Forty Three Thousand Five Hundred and Twenty Seven (3,043,443,527) common shares, $.0001 par value per share, issued and outstanding in AVENTURA.

1.4 At Closing, HORVATH shall execute and deliver to AVENTURA that certain Investment Representation Statement, the form of which is attached hereto as Exhibit A.


                                    ARTICLE 2
                                   THE CLOSING

2.1 The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Dickinson Wright PLLC in Ann
Arbor, Michigan, or another location to be mutually determined, on or about October 1, 2006 (the "Closing Date"), or at such other place or date and time as may be agreed to by the parties hereto. The parties may exchange documents, execution copies, schedules and/or any other closing items via electronic exchange, email, facsimile or otherwise to facilitate a Closing in the event that all parties are not in the same location on the Closing Date.

2.2 The following conditions are a part of this Agreement and must be completed on the Closing Date, or such other date specified by the parties: all schedules to this Agreement shall have been completed and submitted to both parties except that either party may indicate, by execution of a waiver on the page indicted for each such schedule that such schedule may be delivered as a post-closing item.


                                    ARTICLE 3
                   REPRESENTATIONS AND WARRANTIES OF AVENTURA

3.1     AVENTURA  hereby  represents  and  warrants  to OHIO FUNDING as follows:

(a) ORGANIZATION, STANDING AND POWER. AVENTURA is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida with all requisite corporate power to own or lease its properties and carry on its businesses as are now being conducted.

(b) QUALIFICATION. AVENTURA is duly qualified and is licensed as a foreign corporation authorized to do business in each jurisdiction wherein it conducts its business operations where in each jurisdiction the failure to qualify would have a material adverse effect on AVENTURA or its business operations. Such jurisdictions, which are the only jurisdictions in which AVENTURA is duly qualified and licensed as a foreign corporation, are shown in Schedule A.

(c) AUTHORITY. The execution and delivery of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary corporate actions, including but not limited to duly and validly authorized action and approval by the Board of Directors of AVENTURA. This Agreement constitutes the valid and binding obligation of AVENTURA enforceable against it in accordance with its terms, subject to the principles of equity applicable to the availability of the remedy of specific performance. This Agreement has been duly executed by AVENTURA and the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement shall not result in any breach of any terms or provisions of AVENTURA's Articles of Incorporation or Bylaws or any document or charter governing its investments or purchases of securities or of any other agreement, court order or instrument to which AVENTURA is a party or bound by.

(d) ABSENCE OF UNDISCLOSED LIABILITIES. AVENTURA has no material liabilities of any nature, whether fixed, absolute, contingent or accrued, which were not reflected on the financial statements set forth in Schedule A or otherwise disclosed in this Agreement or any of the Schedules or Exhibits attached hereto.

(e) TAX MATTERS. All taxes and other assessments and levies which AVENTURA is required by law to withhold or to collect have been duly withheld and collected, and have been paid over to the proper government authorities or are held by AVENTURA in separate bank accounts for such payment or are represented by depository receipts, and all such withholdings and collections and all other payments due in connection therewith (including, without limitation, employment taxes, both the employee's and employer's share) have been paid over to the government or placed in a separate and segregated bank account for such purpose. There are no known deficiencies in income taxes for any periods and further, the representations and warranties as to absence of undisclosed liabilities contained in Section 3.1(d) includes any and all tax liabilities of whatsoever kind or nature (including, without limitation, all federal, state, local and foreign income, profit, franchise, sales, use and property taxes) due or to become due, incurred in respect of or measured by AVENTURA income or business prior to the Closing Date.

(f) OPTIONS, WARRANTS, ETC. Except as otherwise provided in the Warrant and/or as described in Schedule A, there are no outstanding options, warrants, calls, commitments or agreements of any character to which AVENTURA or its shareholders are a party or by which AVENTURA or its shareholders are bound, or are a party, calling for the issuance of shares of capital stock of AVENTURA or any securities representing the right to purchase or otherwise receive any such capital stock of AVENTURA.

(g) TITLE TO ASSETS. Except for liens set forth in Schedule A, AVENTURA is the sole and unconditional owner of, with good and marketable title to, all the assets and patents listed in the schedules as owned by them and all other property and assets are free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever.

(h) AGREEMENTS IN FORCE AND EFFECT. Except as set forth in Schedule A, all material contracts, agreements, plans, promissory notes, mortgages, leases, policies, licenses, franchises or similar instruments to which AVENTURA is a party are valid and in full force and effect on the date hereof, and AVENTURA has not breached any material provision of, and is not in default in any material respect under the terms of, any such contract, agreement, plan, promissory note, mortgage, lease, policy, license, franchise or similar instrument which breach or default would have a material adverse effect upon the business, operations or financial condition of AVENTURA.

(i) LEGAL PROCEEDINGS, ETC. There are no civil, criminal, administrative, arbitration or other such proceedings or investigations pending or to the knowledge of AVENTURA, threatened, in which, individually or in the aggregate, an adverse determination would materially and adversely affect the assets, properties, business or income of AVENTURA. AVENTURA has substantially complied with, and is not in default in any material respect under, any laws, ordinances, requirements, regulations or orders applicable to its businesses.

(j) GOVERNMENTAL REGULATION. To the knowledge of AVENTURA and except as set forth in Schedule A, AVENTURA is not in violation of or in default with respect to any applicable law or any applicable rule, regulation, order, writ or decree of any court or any governmental commission, board, bureau, agency or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality which violation or default could have a material adverse effect upon the business, operations or financial condition of AVENTURA.

(k) BROKERS AND FINDERS. AVENTURA shall be solely responsible for payment to any broker or finder retained by AVENTURA for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated herein.
AVENTURA  has  not  agreed  to  pay  any  fees  or  commissions  to  any  party.

(l) ACCURACY OF INFORMATION. No representation or warranty by AVENTURA contained in this Agreement and no statement contained in any public filings, certificate or other instrument delivered or to be delivered to HORVATH pursuant hereto or in connection with the transactions contemplated hereby (including without limitation all Schedules and exhibits hereto) contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

(m) CONSENTS. Except as listed in Schedule A, no consent or approval of, or registration, qualification or filing with, any governmental authority or other person is required to be obtained or accomplished by AVENTURA or any shareholder thereof in connection with the consummation of the transactions contemplated hereby.

(n) IMPROPER PAYMENTS. Neither AVENTURA, nor any person acting on behalf of AVENTURA has made any payment or otherwise transmitted anything of value, directly or indirectly, to (a) any official or any government or agency or political subdivision thereof for the purpose of influencing any decision affecting the business of AVENTURA, (b) any customer, supplier or competitor of AVENTURA or employee of such customer, supplier or competitor, for the purpose of obtaining, retaining or directing business for AVENTURA, or (c) any political party or any candidate for elective political office nor has any fund or other asset of AVENTURA been maintained that was not fully and accurately recorded on the books of account of AVENTURA.

(o) COPIES OF DOCUMENTS. AVENTURA has made available for inspection and copying by HORVATH and its duly authorized representatives, and will continue to do so at all times, true and correct copies of all documents which it has filed with the Securities and Exchange Commission and all other governmental agencies which are material to the terms and conditions contained in this Agreement. Furthermore, to the best knowledge of the Board of Directors of AVENTURA, all filings by AVENTURA, with the Securities and Exchange Commission, and all other governmental agencies, including but not limited to the Internal Revenue Service, have contained information which is true and correct, in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading or which could have any material adverse effect upon the financial condition or operations of AVENTURA.

(p) INVESTMENT INTENT OF SHAREHOLDERS. AVENTURA represents and warrants to HORVATH and OHIO FUNDING that the Ohio Funding Shares being acquired pursuant to this Agreement are being acquired for its own account and for investment and not with a view to the public resale or distribution of such shares and further acknowledges that the shares being issued have not been registered under the Securities Act and are "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

                                    ARTICLE 4
           REPRESENTATIONS AND WARRANTIES OF HORVATH AND OHIO FUNDING

4.1 HORVATH and OHIO FUNDING hereby represent and warrant to AVENTURA as follows:

(a) ORGANIZATION, STANDING AND POWER. OHIO FUNDING is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan with all requisite corporate power to own or lease its properties and carry on its business as is now being conducted.

(b) QUALIFICATION. OHIO FUNDING is duly qualified and licensed as a foreign corporation authorized to do business in each jurisdiction wherein it conducts business operations where in each jurisdiction the failure to qualify would have a material adverse effect on OHIO FUNDING or its business operations. Such jurisdictions, which are the only jurisdictions in which OHIO FUNDING is duly qualified and licensed as a foreign corporation, is shown in Schedule B.

(c) CAPITALIZATION OF OHIO FUNDING. The authorized capital stock of OHIO FUNDING consists of 50,000 common shares of Common Stock, no par value, of which One Thousand (1,000) shares are issued and outstanding, which shares were duly authorized, validly issued and fully paid and nonassessable. There are no shares of preferred stock authorized. There are no preemptive rights with respect to the OHIO FUNDING stock.

(d) AUTHORITY. The execution and delivery of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action, including but not limited to duly and validly authorized action and approval by the Board of Managers or Directors of HORVATH and OHIO FUNDING. This Agreement constitutes the valid and binding obligation of HORVATH and OHIO FUNDING, enforceable against it in accordance with its terms, subject to the principles of equity applicable to the availability of the remedy of specific performance. This Agreement has been duly executed by HORVATH and OHIO FUNDING and the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement shall not result in any breach of any terms or provisions of HORVATH'S or OHIO FUNDING'S organizational documents or of any other agreement, court order or instrument to which HORVATH or OHIO FUNDING is a party or bound.

(e) ABSENCE OF UNDISCLOSED LIABILITIES. OHIO FUNDING has no material liabilities of any nature, whether fixed, absolute, contingent or accrued, which were not reflected on the financial statements set forth in Schedule B or otherwise disclosed in this Agreement or any of the Schedules or Exhibits attached hereto.

(f) ABSENCE OF CHANGES. Since inception, there has not been any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of OHIO FUNDING, except for changes resulting from completion of transactions in the ordinary course of business.

(g) TAX MATTERS. All taxes and other assessments and levies which OHIO FUNDING is required by law to withhold or to collect have been duly withheld and collected, and have been paid over to the proper government authorities or are held by OHIO FUNDING in separate bank accounts for such payment or are represented by depository receipts, and all such withholdings and collections and all other payments due in connection therewith (including, without limitation, employment taxes, both the employee's and employer's share) have been paid over to the government or placed in a separate and segregated bank account for such purpose. There are no known deficiencies in income taxes for any periods and further, the representations and warranties as to absence of undisclosed liabilities contained in Section 4.1(e) includes any and all tax liabilities of whatsoever kind or nature (including, without limitation, all federal, state, local and foreign income, profit, franchise, sales, use and property taxes) due or to become due, incurred in respect of or measured by OHIO FUNDING income or business prior to the Closing Date.

(h) OPTIONS, WARRANTS, ETC. Except as otherwise described in Schedule B, there are no outstanding options, warrants, calls, commitments or agreements of any character to which OHIO FUNDING or its shareholders are a party or by which OHIO FUNDING or its shareholders are bound, or are a party, calling for the issuance of shares of capital stock of OHIO FUNDING or any securities representing the right to purchase or otherwise receive any such capital stock of OHIO FUNDING.

(i) TITLE TO ASSETS. Except for liens set forth in Schedule B, OHIO FUNDING is the sole and unconditional owner of, with good and marketable title to, all the assets and patents listed in the schedules as owned by them and all other property and assets are free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever.

(j) AGREEMENTS IN FORCE AND EFFECT. Except as set forth in Schedule B, all material contracts, agreements, plans, promissory notes, mortgages, leases, policies, licenses, franchises or similar instruments to which OHIO FUNDING is a party are valid and in full force and effect on the date hereof, and OHIO FUNDING has not breached any material provision of, and is not in default in any material respect under the terms of, any such contract, agreement, plan, promissory note, mortgage, lease, policy, license, franchise or similar instrument which breach or default would have a material adverse effect upon the business, operations or financial condition of OHIO FUNDING.

(k) LEGAL PROCEEDINGS, ETC. There are no civil, criminal, administrative, arbitration or other such proceedings or investigations pending or to the knowledge of OHIO FUNDING, threatened, in which, individually or in the aggregate, an adverse determination would materially and adversely affect the assets, properties, business or income of OHIO FUNDING. OHIO FUNDING has substantially complied with, and is not in default in any material respect under, any laws, ordinances, requirements, regulations or orders applicable to its businesses.

(l) GOVERNMENTAL REGULATION. To the knowledge of OHIO FUNDING and except as set forth in Schedule B, OHIO FUNDING is not in violation of or in default with respect to any applicable law or any applicable rule, regulation, order, writ or decree of any court or any governmental commission, board, bureau, agency or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality which violation or default could have a material adverse effect upon the business, operations or financial condition of OHIO FUNDING.

(m) BROKER AND FINDERS. OHIO FUNDING shall be solely responsible for payment to any broker or finder retained by OHIO FUNDING for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated herein. OHIO FUNDING has not agreed to pay any fees or commissions to any party.

(n) ACCURACY OF INFORMATION. No representation or warranty by OHIO FUNDING contained in this Agreement and no statement contained in any certificate or other instrument delivered or to be delivered to AVENTURA pursuant hereto or in connection with the transactions contemplated hereby (including without limitation all Schedules and Exhibits hereto) contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

(o) SUBSIDIARIES. OHIO FUNDING does not have any other subsidiaries or own capital stock representing Ten Percent (10%) or more of the issued and outstanding stock of any other corporation.

(p) CONSENTS. Except as listed in Schedule B, no consent or approval of, or registration, qualification or filing with, any other governmental authority or other person is required to be obtained or accomplished by OHIO FUNDING or any shareholder thereof, in connection with the consummation of the transactions contemplated hereby.

(q) IMPROPER PAYMENTS. No person acting on behalf of OHIO FUNDING has made any payment or otherwise transmitted anything of value, directly or indirectly, to (a) any official or any government or agency or political subdivision thereof for the purpose of influencing any decision affecting the business of OHIO
FUNDING, or (b) any political party or any candidate for elective political office, nor has any fund or other asset of OHIO FUNDING been maintained that was not fully and accurately recorded on the books of account of OHIO FUNDING.

(r) COPIES OF DOCUMENTS. OHIO FUNDING has made available for inspection and copying by AVENTURA and its duly authorized representatives, and will continue to do so at all times, true and correct copies of all documents which it has filed with any governmental agencies which are material to the terms and conditions contained in this Agreement. Furthermore, to the best knowledge of the Board of Directors of OHIO FUNDING, all filings by OHIO FUNDING with governmental agencies, including but not limited to the Internal Revenue Service, have contained information which is true and correct in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading or which could have any material adverse effect upon the financial condition or operations of OHIO FUNDING.

(s) VALID ISSUANCE OF SECURITIES. The Ohio Funding Shares, when assigned, sold and delivered to AVENTURA in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable, and will be free of restrictions on transfer other than the restrictions on transfer under this Agreement and under applicable state and federal securities laws.

(t) RELATED PARTY TRANSACTIONS. Except as described on Schedule B, no employee, officer or director of OHIO FUNDING or member of his or her immediate family is indebted to OHIO FUNDING, nor is OHIO FUNDING indebted (or committed to make loans or extend or guarantee credit) to any of them and no member of the immediate family of any officer or director of OHIO FUNDING is directly or indirectly interested in any material contract with OHIO FUNDING.


                                    ARTICLE 5
     CONDUCT AND TRANSACTIONS PRIOR TO THE EFFECTIVE TIME OF THE ACQUISITION

5.1 CONDUCT AND TRANSACTIONS OF AVENTURA. During the period from the date hereof to the date of Closing, AVENTURA shall:

(a) Conduct its operations in the ordinary course of business, including but not limited to, paying all obligations as they mature, complying with all applicable tax laws, filing all tax returns required to be filed and paying all taxes due;

(b) Maintain its records and books of account in a manner that fairly and correctly reflects its income, expenses, assets and liabilities.

(c) AVENTURA shall not, prior to the Closing, materially waste, diminish, fail to collect or fail to enforce collection of any and all of its revenues, including, but not limited to, any and all residual income and referral income all of which are the property of AVENTURA.

5.2 CONDUCT AND TRANSACTIONS OF OHIO FUNDING . During the period from the date hereof to the date of Closing, OHIO FUNDING shall:

(a) Conduct the operations of OHIO FUNDING in the ordinary course of business, including but not limited to, incurring debt, paying all obligations as they mature, complying with all applicable tax laws, filing all tax returns required to be filed and paying all taxes due;

(b) Maintain its records and books of account in a manner that fairly and correctly reflects its income, expenses, assets and liabilities.

(c) OHIO FUNDING shall not, prior to the Closing, materially waste, diminish, fail to collect or fail to enforce collection of any and all of its revenues, including, but not limited to, any and all residual income and referral income all of which are the property of OHIO FUNDING.


                                    ARTICLE 6
                              RIGHTS OF INSPECTION

6.1 During the period from the date of this Agreement to the date of Closing of the acquisition, AVENTURA and HORVATH agree to use their best efforts to give the other party, including its representatives and agents, full access to the premises, books and records of AVENTURA and OHIO FUNDING, and to furnish the other with such reasonable financial and operating data and other information including, but not limited to, copies of all legal documents and instruments referred to on any schedule or exhibit hereto, with respect to the business and properties of AVENTURA or OHIO FUNDING, as the case may be, as the other shall from time to time request; provided, however, if there are any such investigations: (1) they shall be conducted in such manner as not to unreasonably interfere with the operation of the business of the other parties and (2) such right of inspection shall not affect in any way whatsoever any of the representations or warranties given by the respective parties hereunder. In the event of termination of this Agreement, AVENTURA and HORVATH will each return to the other all documents, work papers and other materials obtained from the other party in connection with the transactions contemplated hereby, and will take such other steps necessary to protect the confidentiality of such material.

ARTICLE  7
                              CONDITIONS TO CLOSING

7.1 CONDITIONS TO OBLIGATIONS OF HORVATH. The obligation of HORVATH to perform this Agreement is subject to the satisfaction of the following conditions on or before the Closing unless waived in writing by HORVATH.

(a) REPRESENTATIONS AND WARRANTIES. There shall be no information disclosed in the schedules delivered by AVENTURA which in the opinion of HORVATH would materially adversely affect the proposed transaction and intent of the parties as set forth in this Agreement. The representations and warranties of AVENTURA set forth in Article 3 hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except as otherwise permitted by this Agreement.

(b) PERFORMANCE OF OBLIGATIONS. AVENTURA shall have in all material respects performed all agreements required to be performed by it under this Agreement and shall have performed in all material respects any actions contemplated by this Agreement prior to or on the Closing and AVENTURA shall have complied in all material respects with the course of conduct required by this Agreement.

(c) CONSENTS. Any consents necessary for or approval of any party listed on any Schedule delivered by AVENTURA whose consent or approval is required pursuant thereto shall have been obtained.

(d) STATUTORY REQUIREMENTS. All statutory requirements for the valid consummation by AVENTURA of the transactions contemplated by this Agreement shall have been fulfilled.

(e) GOVERNMENTAL APPROVAL. All authorizations, consents, approvals, permits and orders of all federal and state governmental agencies required to be obtained by AVENTURA for consummation of the transactions contemplated by this Agreement shall have been obtained.

7.2 CONDITIONS TO OBLIGATIONS OF AVENTURA. The obligation of AVENTURA to perform this Agreement is subject to the satisfaction of the following conditions on or before the Closing unless waived in writing by AVENTURA.

(a) REPRESENTATIONS AND WARRANTIES. There shall be no information disclosed in the schedules delivered by HORVATH or OHIO FUNDING, which in the opinion of AVENTURA, would materially adversely affect the proposed transaction and intent of the parties as set forth in this Agreement. The representations and warranties of HORVATH and OHIO FUNDING set forth in Article 4 hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except as otherwise permitted by this Agreement.

(b) PERFORMANCE OF OBLIGATIONS. OHIO FUNDING shall have in all material respects performed all agreements required to be performed by it under this Agreement and shall have performed in all material respects any actions contemplated by this Agreement prior to or on the Closing and OHIO FUNDING shall have complied in all respects with the course of conduct required by this Agreement.

(c) CONSENTS. Any consents necessary for or approval of any party listed on any Schedule delivered by HORVATH or OHIO FUNDING, whose consent or approval is required pursuant thereto, shall have been obtained.

(d) STATUTORY REQUIREMENTS. All statutory requirements for the valid consummation by OHIO FUNDING of the transactions contemplated by this Agreement shall have been fulfilled.

(e) GOVERNMENTAL APPROVAL. All authorizations, consents, approvals, permits and orders of all federal and state governmental agencies required to be obtained by HORVATH for consummation of the transactions contemplated by this Agreement shall have been obtained.

                                    ARTICLE 8
                          MATTERS SUBSEQUENT TO CLOSING

8.1 COVENANT OF FURTHER ASSURANCE. The parties covenant and agree that they shall, from time to time, execute and deliver or cause to be executed and delivered all such further instruments of conveyance, transfer, assignments, receipts and other instruments, and shall take or cause to be taken such further or other actions as the other party or parties to this Agreement may reasonably deem necessary in order to carry out the purposes and intent of this Agreement.

8.2 RIGHTS UNDER WARRANT AGREEMENT. AVENTURA has issued to HORVATH that certain Warrant with the understanding that HORVATH, together with its successors and assigns, shall have the right to acquire additional common stock of AVENTURA such that HORVATH shall, together with any successors and assigns, control a majority of the outstanding common stock of AVENTURA. The terms and conditions of the Warrant are incorporated by reference herein.

                                    ARTICLE 9
                           SURVIVAL OF REPRESENTATIONS

9.1 All representations, warranties and agreements made by a party shall survive for the period of the applicable statute of limitations and until the discovery of any claim, loss, liability or other matter based on fraud, if longer.

ARTICLE  10
           TERMINATION OF AGREEMENT AND ABANDONMENT OF REORGANIZATION

10.1 TERMINATION. Anything herein to the contrary notwithstanding, this Agreement and any agreement executed as required hereunder and the acquisition contemplated hereby may be terminated at any time before the Closing as follows:

(a) By mutual written consent of the Boards of Directors or Managers of AVENTURA and HORVATH.

(b) By the Board of Directors of AVENTURA if any of the conditions set forth in Section 7.2 shall not have been satisfied by the Closing Date.

(c) By the Board of Managers of HORVATH if any of the conditions set forth in Section 7.1 shall not have been satisfied by the Closing Date.

10.2 TERMINATION OF OBLIGATIONS AND WAIVER OF CONDITIONS; PAYMENT OF EXPENSES. In the event this Agreement and the acquisition are terminated and abandoned pursuant to this Article 10 hereof, this Agreement shall become void and of no force and effect and there shall be no liability on the part of any of the parties hereto, or their respective directors, officers, shareholders or controlling persons to each other. Each party hereto will pay all costs and expenses incident to its negotiation and preparation of this Agreement and any of the documents evidencing the transactions contemplated hereby, including fees, expenses and disbursements of counsel.

                                   ARTICLE 11
                      ISSUANCE OF SHARES; FRACTIONAL SHARES

11.1 ISSUANCE OF SHARES. At the Closing, AVENTURA shall issue a letter to its transfer agent with a copy of the resolution of its Board of Directors authorizing and directing the issuance of the appropriate number of its shares of common stock as provided in this Agreement.

11.2 RESTRICTIONS ON SHARES ISSUED BY AVENTURA. Due to the fact that HORVATH will receive shares of AVENTURA common stock in connection with this Agreement, which have not been registered under the 1933 Act by virtue of the exemption provided in Section 4(2) of such Act, those shares will contain the following legend:

The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold or offered for sale in the absence of an effective Registration Statement for the shares under the Securities Act of 1933 or an opinion of counsel to the Corporation that such registration is not required.

ARTICLE  12
                                  MISCELLANEOUS

12.1 CONSTRUCTION. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida excluding the conflicts of laws.

12.2 NOTICES. All notices necessary or appropriate under this Agreement shall be effective when personally delivered or deposited in the United States mail, postage prepaid, certified or registered, return receipt requested, and addressed to the parties last known address which addresses are currently as follows:


If  to  "AVENTURA"                        If  to  "HORVATH"  or  "OHIO  FUNDING"

     Craig  A.  Waltzer,  CEO                 Mark  R.  Horvath
     Aventura  Holdings,  Inc.                25221  Dequindre
     2650  Biscayne  Blvd.,  First  Floor     Madison  Heights,  Michigan  48071
     Miami,  Florida  33137

     With  copies  to:

               Michael  T.  Raymond,  Esq.
               Dickinson  Wright  PLLC
               301  E.  Liberty,  Suite  500
               Ann  Arbor,  MI  48104-2266

12.3 AMENDMENT AND WAIVER. The parties hereby may, by mutual agreement in writing signed by each party, amend this Agreement in any respect. Any term or provision of this Agreement may be waived in writing signed by an authorized officer at any time by the party which is entitled to the benefits thereof, such waiver right shall include, but not be limited to, the right of either party to:

(a) Extend the time for the performance of any of the obligations of the other;

(b) Waive any inaccuracies in representations by the other contained in this Agreement or in any document delivered pursuant hereto;

(c) Waive compliance by the other with any of the covenants contained in this Agreement, and performance of any obligations by the other; and

(d) Waive the fulfillment of any condition that is precedent to the performance by the party so waiving of any of its obligations under this Agreement.

Any writing on the part of a party relating to such amendment, extension or waiver as provided in this Section 12.3 shall be valid if authorized or ratified by the Board of Directors or Managers of such party.

12.4 REMEDIES NOT EXCLUSIVE. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by AVENTURA, HORVATH or OHIO FUNDING shall not constitute a waiver of the right to pursue other available remedies.

12.5 COUNTERPARTS, FACSIMILE SIGNATURES. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution of this Agreement or any counterpart or any schedule or waiver or amendment may be by delivery of a facsimile copy of a signature on behalf of a party authorized to sign and such facsimile copy shall be binding upon the party delivering same.

12.6 BENEFIT. This Agreement shall be binding upon, and inure to the benefit of, the respective successors and assigns of AVENTURA, HORVATH and OHIO FUNDING and their shareholders.

12.7 ENTIRE AGREEMENT. This Agreement and the Schedules and Exhibits attached hereto, represent the entire agreement of the undersigned regarding the subject matter hereof, and supersedes all prior written or oral understandings or agreements between the parties.

12.8 CAPTIONS AND SECTION HEADINGS. Captions and section headings used herein are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


AVENTURA  HOLDINGS,  INC.                    HORVATH  HOLDINGS,  LLC

By:     /s/  Craig  A.  Waltzer                    By:     /s/  Mark  R. Horvath
        -----------------------                            ---------------------
        Craig  A.  Waltzer                                 Mark  R.  Horvath

Its:     President                         Its:     Manager
         ---------                                  -------


                                   OHIO  FUNDING  GROUP,  INC.

                                   By:     /s/  Mark  R.  Horvath
                                           ----------------------
                                           Mark  R.  Horvath

                                   Its:     President
                                            ---------

                                    EXHIBIT A
                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER:     HORVATH  HOLDINGS,  LLC

ISSUER:          AVENTURA  HOLDINGS,  INC. (Referred to herein as the "Company")

SECURITY:          Common  Stock,  par  value  $.0001

QUANTITY:          200,000,000  Shares

In connection with the purchase of the above-listed Securities of the Company, the undersigned Purchaser represents to the Company the following:

(1)     Investment.  The  Purchaser  is  aware of the Company's business affairs
        -----------
and financial condition. The Purchaser is purchasing the Securities for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933 (as Amended). These securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends on, among other things, the bona fide nature of the investment intent as expressed herein. In this connection the Purchaser understands that, in view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if this representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities or for the period of one year or any other fixed period in the future.

(2)     Restrictions  on  Transfer  Under Securities Act.  The Purchaser further
        -------------------------------------------------
acknowledges and understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available. Moreover, the Purchaser understands that the Company is under no obligation to register the Securities. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or unless the Company receives an opinion of counsel reasonably satisfactory to the Company that such registration is not required.

(3)     Sales  Under  Rule  144.  The Purchaser is aware of the adoption of Rule
        ------------------------
144 by the SEC promulgated under the Securities Act, which in substance permits limited public resale of securities acquired in a non- public offering subject to the satisfaction of certain conditions, including: (i) the availability of certain current public information about the Company, (ii) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a " market maker," and (iv) the amount of securities sold during any three-month period not exceeding specified limitations (generally 1% of the total shares outstanding).

(4)     Limitations  on  Rule  144.  The  Purchaser  further  acknowledges  and
        ---------------------------
understands that while the Company does now satisfy the availability of public information requirement of Rule 144, at any time the Purchaser desires to sell the Securities, the Company might not be then compliant with such public information requirement of Rule 144, and, in such case, the Purchaser would be precluded from selling the Securities under Rule 144 even if the minimum holding period had been satisfied.


                                   HORVATH  HOLDINGS,  LLC

                                   By:     /s/  Mark  R.  Horvath
                                           ----------------------
                                           Mark  R.  Horvath

                                   Its:     Manager
                                            -------

                                   SCHEDULE A
                       EXCEPTIONS/DISCLOSURES FOR AVENTURA

                                   SCHEDULE B
               EXCEPTIONS/DISCLOSURES FOR HORVATH AND OHIO FUNDING





                                     Florida